Q2 2009 Earnings 1 July 23, 2009 Exhibit 99.2

During this meeting, we will make statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of
1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K.
These documents are available from the SEC, the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations.
In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.
During this meeting, we will also discuss certain non-GAAP financial measures, adjusted to include certain costs, expenses, gains and losses and other specified items. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are available on the company’s website at
www.bms.com.
Forward-Looking Information and Non-GAAP Financial Information
July 2009

Q2: Significant Progress Made Across All Stages
Strong Top Line Growth
30% Non-GAAP EPS Growth
Potential Onglyza launch
–
Pending approval
Net Cash: $2.7 Bn
2009 Non-GAAP Guidance
Raised to $1.95–$2.05
Extended Abilify Contract
Productivity well underway
Potential Onglyza contribution
–
Pending approval
Key R&D Data:
Belatacept / Apixaban / Dapa
Medarex
–
Biologics Leadership
–
Expands oncology /
immunology pipeline
–
Full rights for Ipilimumab
Growth Platform for Growth Growth
Stage 1 – 2007-11 Stage 2 – 2012-14 Stage 3 – 2014+

Medarex - A Compelling Stage 3 Growth Acquisition
Accelerates leadership position in biologics assets and capabilities
–
Adds proven and productive discovery platform
–
Portfolio broadened with 10 clinical-stage compounds and
16 pre-clinical programs
–
Full ownership and rights to ipilimumab (Phase III)
Significantly expands presence in immunoscience and oncology
Adds growing royalty stream from approved products and assets waiting to be approved
Growth in Stage 1 maintained despite dilution; potential for significant contribution in Stage 3
Continued financial flexibility to continue executing Pearls Strategy

A Powerful Leader in Biologics
Commercialization Manufacturing Development Discovery
Adnexus
Domantis
BMS Disease Area
Biology
Phase III Belatacept
(solid organ transplant)
Phase II CT-322
(cancer)
Phase II Anti-CD137
(cancer)
Devens Bulk
Manufacturing
Syracuse
Third-party
Erbitux
Orencia
Medarex platform
technologies:
Phase III: ipilimumab
(cancer)
Phase II:
MDX-1100 (RA/UC)
MEDI-545 (SLE)
MEDI-546 (SLE)
Phase I:  7 compounds
Biopharmaceutical
Development
Approved royalty assets
– Simponi
– Stelara
– Ilaris
Two potential royalty
bearing products
nearing regulatory
approval
BMS
Medarex
– UltiMAb
– Antibody-Drug
Conjugate
– Bay Area
research sites

Clinical and Discovery Programs Significantly
Enhance BMS Biologics Pipeline
Ipilimumab in Phase III clinical trials
for melanoma and prostate, Phase II for lung
10 additional compounds in the clinic
–
3 Phase II, 7 Phase I compounds
–
7 unencumbered, 3 partnered compounds
16 preclinical compounds in immunology and
oncology, anticipated to generate 1-2 IND
candidates per year
UltiMAb platform that produces high affinity, fully
human antibodies is a proven and highly valued
technology
Antibody–Drug Conjugate platform to generate
antibody cytotoxic therapeutics for oncology
indications
17%
83%
Current BMS clinical pipeline
35%
65%
Pro forma BMS clinical pipeline
Biologics         Small molecules

Ipilimumab – Potential for Multiple Indications
Monoclonal antibody that targets the CTLA-4 receptor
Phase III data in advanced melanoma potentially available 1
st
half 2010
–
Promising data presented at ASCO from three Phase II studies with two-year survival rate of 30- 42%
Additional potential indications include adjuvant treatment of melanoma in Phase III, prostate in Phase III and lung in Phase II
Acquisition would provide BMS full development and commercial control of ipilimumab

Q2: Superior Execution and Performance
All therapeutic areas support broad-based sales growth
Strong operating leverage driven by cost discipline
Non-GAAP EPS growth of 30% reflects current growth phase
Increased focus on cashflow through working capital and capex

Q2: Continued High Quality Sales Growth Volume Price FX Q2 BioPharma Sales Breakdown 5% 4% 4% (5%) Q1 2009 Q2 2009 BioPharma Sales Growth (Ex-FX) 8.3% 9.5% Reported Growth 9

Q2: Broad-Based Sales Growth
(1)% (7)% 313 Avapro/Avalide
12%
41%
(12)%
40%
32%
11%
2%
22%
11%
vs. PY
Q2
vs. PY Ex-Fx 2009
Ixempra
Sprycel
Erbitux
Orencia
Baraclude
Sustiva Franchise
Reyataz
Abilify
Plavix
29
107
173
148
179
312
331
643
$1,539 M
13%
57%
(12)%
45%
41%
18%
10%
26%
12%

Q2: Significant Increase in Margin Levels Biopharma Pre-Tax Margins Q2 2008 Q2 2009 Biopharma Gross Margins 70.1% 74.2% Q2 2008 Q2 2009 18.9% 26.6% Up 410 basis points Up 770 basis points 11

Q2: Reduced SG&A and Continued R&D Investment Continued Biopharma R&D Spend Q2 2008 Q2 2009 Reduced Biopharma SG&A (% of Sales) 29.4% 25.6% Q2 2008 Q2 2009 $0.8 bn $0.8 bn Down 380 basis points 12

11% 13% 17% Q2: Further Strengthened Financial Flexibility Working Capital (As % of LTM Net Sales) Net Cash / (Debt) 12/07 12/08 6/09 12/07 12/08 6/09 $(3.6) Bn $1.7Bn $2.7Bn 13

2009 Financial Guidance
Raised 2009 Non-GAAP EPS guidance from $1.85–$2.00 to $1.95–$2.05
– Gross margin expected to be up approximately 200 basis points
– Tax rate expected to be approximately 25%
– Includes approximately $0.02–$0.03 dilution in 2009 related to Medarex
2009 GAAP EPS guidance refined from $1.58–$1.73 to $1.58–$1.68
2007–2010 Non-GAAP CAGR EPS guidance at min. 15% growth
includes $0.07–$0.09 dilution in 2010 related to Medarex

Q2: Summary Achievements
High quality broad-based sales growth, reflecting
superior execution
Continued focus on cost management supporting
significant increase in margin levels
Strong double-digit earnings growth
Continued execution of our Pearls strategy
15